Asset Sale to WBA	12 Months Ended
Mar. 04, 2017
Asset Sale to WBA
Asset Sale to WBA

27. Asset Sale to WBA

The discussion and presentation of the operating and financial results of our business segments have been impacted by the following events.

Termination of Merger Agreement with WBA

On June 28, 2017, Rite Aid, WBA and Victoria Merger Sub, Inc. entered into a Termination Agreement (the “Merger Termination Agreement”) under which the parties agreed to terminate the Merger Agreement.  The Merger Termination Agreement provides that WBA would pay to Rite Aid a termination fee in the amount of $325,000, which was received on June 30, 2017.

Entry Into Amended and Restated Asset Purchase Agreement with WBA

On September 18, 2017, the Company entered into the Asset Purchase Agreement with WBA and Walgreen Co., an Illinois corporation and wholly owned direct subsidiary of WBA (“Buyer”), which amended and restated in its entirety the previously disclosed Asset Purchase Agreement, dated as of June 28, 2017, by and among the Company, WBA and Buyer.  Pursuant to the terms and subject to the conditions set forth in the Asset Purchase Agreement, Buyer will purchase from the Company 1,932 stores (the “Acquired Stores”), three (3) distribution centers, related inventory and other specified assets and liabilities related thereto (collectively the “Assets to be Sold” or the “Disposal Group”) for a purchase price of approximately $4,375,000, on a cash-free, debt-free basis (the “Sale”).

The Company announced on September 19, 2017 that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired with respect to the Sale.

The majority of closing conditions to the Sale have been satisfied, and the subsequent transfer of the Company’s distribution centers and related assets remain subject to minimal customary closing conditions applicable only to the distribution centers being transferred at such distribution center closing, as specified in the Asset Purchase Agreement.

The parties to the Asset Purchase Agreement have each made customary representations and warranties. The Company has agreed to various covenants and agreements, including, among others, the Company’s agreement to conduct its business at the Acquired Stores in the ordinary course during the period between the execution of the Asset Purchase Agreement and the subsequent closings.  The Company has also agreed to provide transition services to Buyer for up to three (3) years after the initial closing of the Sale.

In the event that the Company enters into an agreement to sell all of the remainder of Rite Aid or over 50% of its stock or assets to a third party prior to the end of the transition period under the Transition Services Agreement (“TSA”), any potential acquirer would be obligated to assume the Company’s remaining obligations under the TSA.  Under the terms of the Amended and Restated Asset Purchase Agreement, the Company has the option to purchase pharmaceutical drugs through an affiliate of WBA under terms, including cost, that are substantially equivalent to Buyer’s for a period of ten (10) years, subject to certain terms and conditions.

Divestiture of the Assets to be Sold

Based on its magnitude and because the Company is exiting certain markets, the Sale represents a significant strategic shift that has a material effect on the Company’s operations and financial results.  Accordingly, the Company has applied discontinued operations treatment for the Sale as required by Accounting Standards Codification 210-05 — Discontinued Operations (ASC 205-20). In accordance with ASC 205-20, the Company reclassified the Disposal Group to assets and liabilities held for sale on its consolidated balance sheets as of the periods ended March 4, 2017 and February 27, 2016, and reclassified the financial results of the Disposal Group in its consolidated statements of operations and consolidated statements of cash flows for all periods presented and the notes thereto. The Company also revised its discussion and presentation of operating and financial results to be reflective of its continuing operations as required by ASC 205-20.

The carrying amount of the Assets to be Sold, which were included in the Retail Pharmacy segment, have been reclassified from their historical balance sheet presentation to current and non-current assets and liabilities held for sale as follows:

	March 4, 2017	February 27, 2016
Inventories	$1,047,670	$962,167
Current assets held for sale	$1,047,670	$962,167

Property and equipment	$725,230	$675,834
Goodwill (a)	32,632	32,632
Intangible assets	120,389	156,383
Other assets	4,017	5,063

Noncurrent assets held for sale	$882,268	$869,912

Current maturities of long-term lease financing obligations	$3,626	$3,612
Accrued salaries, wages and other current liabilities	29,057	33,632
Current liabilities held for sale	$32,683	$37,244

Long-term debt, less current maturities (b)	$4,027,400	$4,027,400
Lease financing obligations, less current maturities	6,866	11,531
Other noncurrent liabilities	23,126	24,720

Noncurrent liabilities held for sale	$4,057,392	$4,063,651

(a)

The Company had $76,124 of goodwill in its Retail Pharmacy segment resulting from the acquisition of Health Dialog and RediClinic, which is accounted for as Retail Pharmacy segment enterprise goodwill.  The Company has allocated a portion of its Retail Pharmacy segment enterprise goodwill to the discontinued operation.

(b)

In connection with the Sale, the Company is estimating that the Sale will provide excess cash proceeds of approximately $4,027,400 which will be used to repay outstanding indebtedness.  As such, the $4,027,400 of estimated repayment of outstanding indebtedness has been included in liabilities held for sale as of March 4, 2017 and February 27, 2016.

The operating results of the discontinued operations that are reflected on the consolidated statements of operations within net income (loss) from discontinued operations are as follows:

	March 4, 2017	February 27, 2016	February 28, 2015
Revenues	$10,050,049	$10,045,543	$9,970,182
Costs and expenses:
Cost of revenues	7,340,691	7,211,267	7,112,860
Selling, general and administrative expenses(a) (b)	2,465,364	2,432,175	2,416,361
Lease termination and impairment charges	9,516	7,946	4,741
Interest expense (c)	231,926	263,442	280,615
(Gain) loss on sale of assets, net	2,625	3,909	1,117

	10,050,122	9,918,739	9,815,694

Income (loss) from discontinued operations before income taxes	(73)	126,804	154,488
Income tax expense (benefit)	46	63,427	57,161

Net income (loss) from discontinued operations, net of tax	$(27)	$63,377	$97,327

(a)	Selling, general and administrative expenses for the discontinued operations excludes corporate overhead. These charges are reflected in continuing operations

(b)	Corporate support activities related to the Disposal Group were not reclassified to discontinued operations.

(c)

In accordance with ASC 205-20, the operating results for the years ended March 4, 2017, February 27, 2016, and February 28, 2015, for the discontinued operations include interest expense relating to the $4,027,400 of outstanding indebtedness expected to be repaid with the estimated excess proceeds from the Sale.

The operating results reflected above do not fully represent the Disposal Group’s historical operating results, as the results reported within net income from discontinued operations only include expenses that are directly attributable to the Disposal Group.

The Company will continue to generate pharmacy services revenue from the Disposal Group after the Sale is completed.  As such, the Company has increased revenues and cost of revenues of the continuing operations to reflect amounts that were previously eliminated in consolidation relating to intercompany sales between the Company and the Disposal Group.  Accordingly, the Company has reversed $132,516 and $79,123 of revenues and cost of revenues for the years ended March 4, 2017 and February 27, 2016 that had previously been eliminated in consolidation.